UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2019
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RAYTHEON COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	1-13699 (Commission File Number)	95-1778500 (IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451
(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000
(Registrant's telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 20, 2019, the Board of Directors (the “Board”) of Raytheon Company (the “Company”) adopted an amendment to the Company’s Amended and Restated By-Laws, as amended (as newly amended, the “By-Laws”). The amendment eliminated a former provision in paragraph (v) of Section 2.11(i) in the proxy access by-law (Section 2.11) providing that if a Stockholder Nominee does not receive a number of shares cast in favor of his or her election at least equal to 25% of the shares present in person or represented by proxy and entitled to vote in the election of directors, that person will be ineligible to be a Stockholder Nominee pursuant to Section 2.11 for the next two annual meetings of stockholders.
A copy of the By-Laws is filed as Exhibit 3.1 hereto and this description is qualified in its entirety by reference to the full text of the By-Laws as set forth in such Exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 Raytheon Company Amended and Restated By-Laws, as amended as of March 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date:	March 22, 2019	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Raytheon Company Amended and Restated By-Laws, as amended as of March 20, 2019.

4